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                                                                    EXHIBIT 10.6

                                                              WM&C DRAFT  6/6/96


                   GUARANTY OF DONNA KARAN INTERNATIONAL INC.

          FOR VALUE RECEIVED, Donna Karan International Inc., a corporation incorporated under the laws of the State of Delaware (the "Guarantor"), guarantees to Gabrielle Studio, Inc., a corporation organized under the laws of the State of New York (the "Beneficiary"), the payment or performance of all obligations, monetary or otherwise, of Donna Karan Studio, a New York general partnership (the "Company"), under that certain License Agreement dated as of the date hereof, between the Beneficiary and the Company, and any amendments or supplements thereto (the "Agreement"), in accordance with the terms thereof.

          Notwithstanding anything to the contrary contained herein, to the extent this Guaranty relates to the payment of sums due to Beneficiary under the Agreement, it is a guaranty of payment and not of collection and a continuing guaranty which will remain in full force and effect and be binding upon the undersigned until payment in full by the Company to Beneficiary of all sums due pursuant to the Agreement.

          The representations, warranties, obligations, covenants, agreements and duties of the Guarantor under this Guaranty in no way shall be affected or impaired by reason of the happening from time to time of any of the following, although without notice to or the further consent of Guarantor: (i) the waiver by Beneficiary of the performance or observance by the
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Company of any agreement, covenant, warranty, representation, term or condition contained in the Agreement; (ii) the extension, in whole or in part, of the time for the payment or performance by the Company of any sums owing or payable or any obligations due under the Agreement; or (iii) any failure, omission, delay or lack on the part of Beneficiary to enforce, assert or exercise any right, power or remedy conferred on Beneficiary in the Agreement or otherwise.

          No failure on the part of Beneficiary to exercise, and no delay in the exercise of, any right, remedy or power hereunder will operate as a waiver thereof, nor will any single or partial exercise by Beneficiary of any right, remedy or power hereunder, preclude any other or future exercise of any other right, remedy or power.

          Guarantor hereby waives notice of any obligations or liabilities contracted by the Company in the performance or observance of any agreement, covenant, term or condition under the Agreement or in the payment of any sums payable by it thereunder.

          If, by reason of the Federal bankruptcy laws, or any other applicable Federal or state law, claim is ever made against Beneficiary for repayment or recovery of any amount or amounts received by Beneficiary pursuant to the Agreement and Beneficiary repays to the Company (or remits, with the Company's consent, to any third party) any part of such amount by reason of any judgment, decree or order of any court or administrative body or
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any settlement or compromise by the Beneficiary of any such claim consented to by the Company, the Guarantor shall be liable to Beneficiary for the full amount so repaid or recovered.

          This Guaranty cannot be modified, discharged or terminated except by a writing signed by the Beneficiary.

          The Guarantor represents and warrants to Beneficiary that the execution, delivery and performance on the part of the Guarantor of this Guaranty and the consummation of the transactions contemplated hereby are within its corporate power and have been duly authorized by all necessary corporate action on its part. This Guaranty has been duly executed and delivered by the Guarantor and constitutes the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms.

          This Guaranty shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the choice of law principles thereof.

                                 DONNA KARAN INTERNATIONAL INC.


                                 By:____________________________
                                    Name:
                                    Title:

Dated as of ________, 1996

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